SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

February 21, 2005

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

ITEM 5.02                             RESIGNATION OF PRINCIPAL OFFICER AND APPOINTMENT OF PRINCIPAL OFFICER

                On February 21, 2005, the Board of Directors of Cimarex Energy Co. accepted the resignation of Steven R. Shaw, as executive vice president-operations, effective February 28, 2005.  The Board appointed Joseph R. Albi as executive vice president-operations, effective March 1, 2005.  Mr. Albi currently serves as senior vice president of corporate engineering of Cimarex Energy Co.

                Biographical information about Mr. Albi is contained in Cimarex’s Annual Report on Form 10-K/A for the year ended December 31, 2003 and information about Mr. Albi’s compensation and employment agreement is contained in Cimarex’s Definitive Proxy Statement on Schedule 14A for its 2004 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated:	February 23, 2005	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer, Treasurer and
Secretary